UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

MEDIFAST, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-31573	13-3714405
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

3600 Crondall Lane, Owings Mills, Maryland, 21117

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410)-581-8042

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 17, 2014, the Board of Directors (the “Board”) of Medifast, Inc. (the “Company”), adopted amendments to the Medifast, Inc. Amended and Restated 2012 Share Incentive Plan (the “Plan”). The Plan was amended to:

•	provide that, if awards granted on or after June 17, 2014 are assumed upon a Change in Control (as defined in the Plan), such awards will not automatically accelerate and will instead become immediately vested and fully exercisable upon the participant’s termination without Cause (as defined in the Plan) during the 24 months following the Change in Control;

•	amend the limits on grants of awards Options, SARs, Restricted Shares and Deferred Shares (each as defined in the Plan) that may be granted to a participant during a specified period to 75,000 Options or SARs and 150,000 Restricted Shares or Deferred Shares during a calendar year;

•	amend the definition of Change in Control so that a Change in Control is not considered to have occurred until the consummation of a merger, recapitalization or reorganization of the Company; and

•	provide that dividends paid on Restricted Shares that vest based on the achievement of performance criteria will be paid only at the time and to the extent that the restrictions and risk of forfeiture of the underlying Restricted Shares lapse.

The foregoing summary of the amendments to the Plan is not complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Plan filed as Exhibit 10.1 this Form 8-K and incorporated herein by this reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective June 17, 2014, the Board approved and adopted amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”). The following changes are included in the Amended and Restated Bylaws:

•	The advance notice period for the submission of director nominations and stockholder proposals to be made at an annual meeting of stockholders is reduced to a maximum of 120 days prior to the first anniversary of the prior year’s annual meeting. The Amended and Restated Bylaws expand the disclosure requirements for stockholders who propose business or make nominations and require additional disclosure regarding proposed director nominees.

•	The Board will determine the date and time of any special meeting of stockholders that is requested by the stockholders. Certain disclosure and procedural requirements are applicable to stockholders who seek to call a special meeting. These amendments include certain limitations on the type of business that may be presented at a special meeting.

•	The Board is authorized to set a record date for action that may be taken by written consent of the stockholders. The Board has 10 days after a stockholder makes a request for a record date to adopt a resolution to set such record date, after which the Board has an additional 10 days to set the record date.

•	Board vacancies, including vacancies resulting from the removal or resignation of a director, and newly created directorships resulting from an increase in the authorized number of directors will be filled exclusively by the Board. Additionally, the size of the Board will be determined exclusively by the Board.

•	The directors and officers of the Company will be entitled to advancement of expenses incurred in connection with any action, suit, proceeding or investigation upon the Company’s receipt of an undertaking that such director or officer will repay any advanced amount if it is determined that such person is not entitled to indemnification for such matter.

•	Unless the Company consents otherwise in writing, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, the Superior Court of the State of Delaware or, if the Superior Court of the State of Delaware does not have jurisdiction, the United States District Court for the District of Delaware) is the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or the Company’s Certificate of Incorporation or the Amended and Restated Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine.

The Amended and Restated Bylaws also include a number of technical, procedural, conforming and clarifying changes.

The foregoing summary of the Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to, and should be read in conjunction with, the complete text of the Amended and Restated Bylaws filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on June 17, 2014. The results of the matters voted on at the annual meeting are provided below:

1.	The election of five class I Directors to hold office for a one year term expiring at the annual meeting in 2015 and until their respective successors are elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Charles P. Connolly	9,901,690.00	115,965.00	2,825.00	1,463,298.00
Jason L. Groves, Esq.	9,111,922.00	904,828.00	3,730.00	1,463,298.00
John P. McDaniel	9,897,035.00	120,220.00	3,225.00	1,463,298.00
Donald F. Reilly	9,103,230.00	914,425.00	2,825.00	1,463,298.00
Carl E. Sassano	8,772,112.00	1,245,578.00	2,790.00	1,463,298.00

2.	Proposal to ratify the appointment of McGladrey LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

Votes For	Votes Against	Abstentions
11,262,198.00	220,678.00	902.00

3.	Proposal to approve a non-binding advisory resolution to approve the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,731,025.00	7,059,232.00	230,223.00	1,463,298.00

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

No.	Description

3.1	Amended and Restated Bylaws as of June 17, 2014.

10.1	Medifast, Inc. Amended and Restated 2012 Share Incentive Plan, as amended effective June 17, 2014.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Jason L. Groves, Esq.
Jason L. Groves Executive Vice President and General Counsel

Dated: June 20, 2014

EXHIBIT INDEX

No.	Description

3.1	Amended and Restated Bylaws as of June 17, 2014

10.1	Medifast, Inc. Amended and Restated 2012 Share Incentive Plan, as amended effective June 17, 2014.

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